File No. 2-42352
                                                  File No. 811-2239


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. ___)


Filed by the Registrant             /x/

Filed by a Party other than the Registrant           / /
Check the appropriate box:
/ /      Preliminary Proxy Statement
/x/      Definitive Proxy Statement
/x/      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/ /      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e) (2))

                             Pioneer Interest Shares

                (Name of Registrant as Specified in its Charter)



                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           Scheduled for June 22, 1999

         This is the formal agenda for your fund's shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of Pioneer Interest Shares:

         A meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Tuesday, June 22, 1999 at 2:00 p.m., Boston time, to consider the following:

         1. A proposal to elect the nine (9) trustees named in the attached proxy statement to serve on the board of trustees until their successors have been duly elected and qualified.

         2. A proposal to approve an amendment to your fund's fundamental investment objective, as described in the attached proxy statement.

         3. A proposal to ratify the selection of Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 1999.

         4.    Any other business that may properly come before the meeting.

         Shareholders of record as of the close of business on April 26, 1999 are entitled to vote at the meeting and any related follow-up meetings.

                                            By order of the board of trustees,

                                            Joseph P. Barri, Secretary


Boston, Massachusetts
May 7, 1999

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and other shareholders.

                               PROXY STATEMENT OF
                             PIONEER INTEREST SHARES
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265

                         ANNUAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposals as summarized below.

Pioneer Interest Shares will furnish without charge a copy of its annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's annual report should direct all written requests to the attention of the fund, at the address listed above, or should call Pioneering Services Corporation at 1-800-225-6292.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:00 p.m., Boston time on Tuesday, June 22, 1999, and at any adjournments of the meeting to a later date. The purpose of this meeting is to consider:

         1. A proposal to elect the nine (9) trustees named under Proposal 1 to serve on the board of trustees until their successors have been duly elected and qualified.

         2. A proposal to approve amendments to your fund's fundamental investment objective, as described under Proposal 2.

         3. A proposal to ratify the selection of Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 1999.

         4.    Any other business that may properly come before the meeting.

This proxy statement and proxy are being mailed to shareholders on or about May 7, 1999. The annual report for the fund for the fiscal year ended December 31, 1998, was previously mailed to shareholders.

Who is Eligible to Vote?

         Shareholders of record of the fund as of the close of business on April 26, 1999 (the "record date") are entitled to vote on all of the fund's business at the meeting or any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                          ELECTION OF BOARD OF TRUSTEES

         All of the nominees for election currently serve as trustees for your fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the board of trustees of the fund. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as trustees of the fund.

         The following table sets forth each nominee's position(s) with the fund, and their age, address, principal occupation and employment during the past five years and any other directorships held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on April 9, 1999.

 Name, age, position(s) with       Principal occupation or employment and      First became a    Number of shares
    the fund and address                      trusteeships(1)                      trustee           owned and
                                                                                                   percentage of
                                                                                                   total shares
                                                                                                  outstanding on
                                                                                                  April 9, 1999

JOHN F. COGAN, JR.* (72)       President, Chief Executive Officer and a             1993          1,000/0.01%
Chairman of the Board,         Director of The Pioneer Group, Inc. ("PGI");
President and Trustee          Chairman and a Director of Pioneer Investment
60 State Street                Management, Inc. ("Pioneer") and Pioneer Funds
Boston, MA  02109              Distributor, Inc. ("PFD"), Pioneer Goldfields
                               Limited, Teberebie Goldfields Limited, Closed
                               Joint-Stock Company "Amgun-Forest," Closed
                               Joint-Stock Company "Udinskoye" and Closed
                               Joint-Stock Company "Tas-Yurjah" Mining Compnay;
                               Director of Pioneering Services Corporation
                               ("PSC"), Pioneer Real Estate Advisors, Inc.,
                               Pioneer Forest, Inc., Pioneer Explorer, Inc.,
                               Pioneer Management (Ireland) Ltd. ("PMIL"),
                               Pioneer First Investment Fund and Closed Joint
                               Stock Company "Forest-Starma"; President and
                               Director of Pioneer Metals and Technology, Inc.
                               ("PMT"), Pioneer International Corp. ("Pintl"),
                               Pioneer First Russia, Inc. and Pioneer Omega,
                               Inc. ("Pioneer Omega"); Chairman of the
                               Supervisory Board of Pioneer Fonds Marketing,
                               GmbH, Pioneer First Polish Investment Fund Joint
                               Stock Company, S.A. ("Pioneer First Polish") and
                               Pioneer Czech Investment Company, A.S. ("Pioneer
                               Czech"); Member of the Supervisory Board of
                               Pioneer Unviersal Pension Fund Company; Chairman,
                               President and Trustee of all of the Pioneer
                               mutual funds; Director of Pioneer Global Equity
                               Fund Plc, Pioneer Global Bond Fund Plc, Pioneer
                               Euro Reserve Fund Plc, Pioneer European Equity
                               Fund Plc, Pioneer Emerging Europe Fund Plc,
                               Pioneer US Real Estate Fund Plc and Pioneer U.S.
                               Growth Fund Plc (collectively, the "Irish
                               Funds"); and Partner, Hale and Dorr LLP (counsel
                               to PGI and the fund).

MARY K. BUSH                   President, Bush & Co. (international                 1997              0
(51)                           financial advisory firm); Director and/or
Trustee                        Trustee of Mortgage Guaranty Insurance
4201 Cathedral Ave. NW         Corporation, Novecon Management Company,
Washington, DC  20016          Hoover Institution, Folger Shakespeare

                               Library, March of Dimes, Project 2000, Inc.
                               (not-for-profit educational organization),
                               Wilberforce University and Texaco, Inc.; Advisory
                               Board Member, Washington Mutual Investors Fund
                               (registered investment company); and Trustee of all the Pioneer mutual funds, except Pioneer
                               Variable Contracts Trust.

RICHARD H. EGDAHL, M.D.        Alexander Graham Bell Professor of Health            1993          1,000/0.01%
(72)                           Care Entrepreneurship, Boston University;
Trustee                        Professor of Management, Boston University
Boston University Health       School of Management; Professor of Public
Policy Institute               Health; Boston University School of Public
53 Bay State Road              Health; Professor of Surgery, Boston
Boston, MA  02215              University School of Medicine, University
                               Program  for Health Care  Entrepreneurship,  CORE
                               (management   of   workers'    compensation   and
                               disability costs - Nasdaq National  Market),  and
                               WellSpace   (provider  of  complementary   health
                               care); Trustee,  Boston Medical Center;  Honorary
                               Trustee,   Franciscan  Children's  Hospital;  and
                               Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM           Founding Director, The Winthrop Group, Inc.          1993            100/0.00%
(51)                           (consulting firm); Manager of Research
Trustee                        Operations, Xerox Palo Alto Research Center,
The Keep                       from 1991 to 1994; Professor of Operations
P.O. Box 110                   Management and Management of Technology and
Little Deer Isle, ME  04650    Associate Dean, Boston University School of
                               Management, from 1989 to 1993; and Trustee of all
                               the Pioneer mutual funds, except Pioneer Variable
                               Contracts Trust.

JOHN W. KENDRICK               Professor Emeritus, George Washington                1993            300/0.00%
(81)                           University; Director, American Productivity
Trustee                        and Quality Center; Adjunct Scholar, American
636 Waterway Drive             Enterprise Institute; Economic Consultant;
Falls Church, VA 22044         and Trustee of all of the Pioneer mutual
                               funds, except Pioneer Variable Contracts Trust

MARGUERITE A. PIRET            President Newbury, Piret & Company, Inc.             1993            100/0.00%
(50)                           (merchant banking firm); Trustee of Boston
Trustee                        Medical Center; Member of the Board of
One Boston Place               Governors of the Investment Company
26th floor                     Institute; Director, Organogenesis Inc. (tissue
Boston, MA  02108              engineering company); and Trustee of all of the
                               Pioneer mutual funds.

DAVID D. TRIPPLE*              Executive Vice President and a Director of           1993            100/0.00%
(55)                           PGI; President and a Director of Pioneer and
Executive Vice President and   PFD; Director of Pintl, PREA, Pioneer
Trustee                        Omega, PMIL, Pioneer First Investment Fund
60 State Street                and the Irish Funds; Member of the Supervisory
Boston, MA  02109              Board of Pioneer First Polish and Pioneer Czech;
                               and Executive Vice President and Trustee of all
                               of the Pioneer mutual funds.

STEPHEN K. WEST                Of Counsel, Sullivan & Cromwell (law firm);          1993            300/0.00%
(70)                           Director, Kleinwort Benson Australian Income
Trustee                        Fund, Inc., The Swiss Helvetia Fund, Inc.
125 Broad Street               (mutual funds), AMVESCAP PLC (investment
New York, NY  10004            managers) and American Insurance Holdings,
                               Inc.;  Trustee,  The Winthrop Focus Funds (mutual
                               funds);  and Trustee of all of the Pioneer mutual
                               funds.

JOHN WINTHROP                  President, John Winthrop & Co., Inc. (private        1993            101/0.00%
(62)                           investment firm); Director of NUI Corp.
Trustee                        (energy sales, services and distribution);
One North Adgers Wharf         and Trustee of all of the Pioneer mutual
Charleston, SC 29401           funds; except Pioneer Variable Contracts
                               Trust.

* Messrs. Cogan and Tripple are "interested persons" of the fund and Pioneer within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

(1) Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds and for each of the twelve portfolios of the Pioneer Variable Contracts Trust (except Messrs. Kendrick and Winthrop and Mmes. Graham and Bush, who do not serve as trustees for Pioneer Variable Contracts Trust). Each trustee was most recently elected by the shareholders of the fund in 1998.

(2) As of April 9, 1999, the trustees and officers of the fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the fund's outstanding shares.

         Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         During the fiscal year ended December 31, 1998, the board of trustees held 12 meetings, the audit committee held 12 meetings and the nominating committee held 0 meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees or applicable committee, if any, held during the fiscal year ended December 31, 1998.

         Mr. Cogan is an officer of Pioneer and owns, as of March 31, 1999, approximately 13.56% of the outstanding Common Stock of PGI. None of the other nominees own more than of the outstanding Common Stock of PGI.

Other Executive Officers

         In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age And Position With The Fund                        Principal Occupation(s)
JOHN A. BOYNTON, (44), Treasurer                            Executive Vice President, Treasurer and Chief
                                                            Financial Officer of PGI; and Treasurer of Pioneer, PFD,
                                                            PSC, PIntl, PREA, Pioneer Omega and all
                                                            of the Pioneer mutual funds.  Prior to joining PGI in
                                                            November 1998, Mr. Boynton was a Senior Vice President
                                                            of The Quaker Oats Company.
JOSEPH P. BARRI, (52), Secretary                            Corporate Secretary of PGI and most of its
                                                            subsidiaries; Secretary of all of the Pioneer mutual
                                                            funds; and Partner, Hale and Dorr LLP.
ERIC W. RECKARD, (42), Assistant Treasurer                  Vice President-Corporate Finance since February 1999;
                                                            Manager of Business Planning and Internal Audit of PGI
                                                            since September 1996; Manager of Fund Accounting of
                                                            Pioneer since May 1994; Manager of Auditing,
                                                            Compliance and Business Analysis for PGI prior to May
                                                            1994; and Assistant Treasurer of all of the Pioneer
                                                            mutual funds.
ROBERT P. NAULT, (34), Assistant Secretary                  Senior Vice President, General Counsel and Assistant
                                                            Secretary of PGI since 1995; Assistant Secretary of
                                                            Pioneer, certain other PGI subsidiaries and all of the
                                                            Pioneer mutual funds; Assistant Clerk of PFD and PSC;
                                                            and junior partner of Hale and Dorr LLP prior to 1995.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the Securities Exchange Act and the Rules thereunder, officers and turstees of closed-end investment compnaies are required to report transactions in a fund's shares to the Securities and Exchange Commission on various specified forms. A report on Form 3 was not timely filed with the Commission with respect to Mr. Boynton's initial ownership report. The untiely filing of the Form 3 was inadvertent and the subject transaction does not reaise concerns under Section 16 of the Exchange Act.

Remuneration of Trustees and Officers

         The following table provides information regarding the compensation paid by the fund and the other investment companies in the Pioneer family of mutual funds to the trustees for their services as indicated below. Compensation paid by the fund to Messrs. Cogan and Tripple, who are interested persons of Pioneer, is reimbursed to the fund by Pioneer. The fund pays no salary or other compensation of its officers.

Trustee                      Aggregate compensation      Total Compensation from the fund
                                     from the fund+        and other funds in the Pioneer
                                                               family of mutual funds++

John F. Cogan, Jr.                     $    750*                          $ 18,750*
Mary K. Bush                              2,353                             77,125
Richard H. Egdahl, M.D.                   2,352                             79,125
Margaret B.W. Graham                      2,380                             81,750
John W. Kendrick                          1,898                             65,900
Marguerite A. Piret                       2,566                             98,750
David D. Tripple                            750*                            18,750*
Stephen K. West                           2,337                             85,050
John Winthrop                             2,527                             85,875
                                          -----                             ------

  Totals                               $ 17,913                           $611,075
                                        =========                         ========

* Pioneer fully reimbursed the fund and the other mutual funds in the Pioneer family of mutual funds for compensation paid to Messrs. Cogan and Tripple.

+        For the fiscal year ended December 31, 1998.

++       For the calendar year ended December 31, 1998.

Investment Adviser

         Pioneer and Pioneer Funds Distributor, Inc., whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serve as investment adviser and principal underwriters, respectively, to the fund.

Required vote

         In accordance with the fund's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the nine (9) nominees receiving the greatest number of votes will be elected to the board.

                                   PROPOSAL 2

                       AMENDMENT TO THE FUND'S FUNDAMENTAL

INVESTMENT OBJECTIVE

         Pioneer and your fund's board of trustees recommend that your fund's fundamental investment objective be amended to eliminate the phrase "which management considers to be of high-quality." The purpose of this change is to clarify your fund's existing investment objective and avoid potential ambiguity caused by the use of the term "high-quality." The board is concerned that the use of "high quality" in the fund's objective may cause some investors to assume that it has a policy to invest primarily in debt securities rated AAA or better. Since the fund's organization, the term "high quality" frequently has been used to describe a portfolio that is limited to debt instruments in the two or three highest rating categories. The fund has been authorized since its organization to invest without limit in bonds that are rated investment grade by a nationally recognized statistical rating organization, and up to 20% of its assets in bonds that are rated below investment grade or unrated. While the fund's rating criteria have always been primarily disclosed to investors, the board believes that it is appropriate to remove this potentially confusing reference. The proposed change will not alter your fund's range of permissible investments or its investment focus, but merely will restate its investment objective to better reflect the existing range.

     Current Investment Objective       Proposed  Investment  Objective
     To seek interest  income  by       To seek interest income by investing in
     investing  in  a diversified       a diversified portfolio of debt
     portfolio  of  debt  obligations   obligations, primarily investment grade,
     which management considers to be   with the objective of obtaining as high
     of high quality, with the          a yield as possible consistent with
     objective of obtaining as high     this type of investment.
     a yield as possible consisstent
     with this type of investment.

Voting Rights and Required Vote

         Approval of proposal 2 requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

         (1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

         (2)        more than 50% of the outstanding shares of the fund.

Board Evaluation and Recommendation

         The trustees believe that the proposed amendments to your fund's fundamental investment objective will more clearly reflect the fund's range of permissible investments. Accordingly, the trustees recommend that you approve the proposal to change the objective as described above. If the required approval of this change is not obtained, the current objective will remain in effect.

         The trustees of your fund recommend that the shareholders of your fund vote FOR the proposal to amend the fund's investment objective.
                                   PROPOSAL 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Arthur Andersen LLP has served as your fund's independent public accountants since 1994. Audit services during the fiscal year ending December 31, 1999 will consist of examinations of the fund's financial statements and reviews of the fund's filings with the Securities and Exchange Commission.

         The fund's board of trustees, including a majority of the trustees who are not "interested persons" of the fund or Pioneer, has selected Arthur Andersen LLP as the fund's independent public accountants for the fiscal year ending December 31, 1999, subject to shareholder ratification at the meeting. A representative of Arthur Andersen LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Andersen LLP has advised the fund that it has no direct or indirect financial interest in the fund.

Required Vote

         The ratification of the selection of Arthur Andersen LLP as your fund's independent public accountants for the fiscal year ending December 31, 1999 requires the affirmative vote of a majority of the shares of your fund, present in person or by proxy and entitled to vote at the meeting.

Recommendation

         The trustees of your fund recommend that the shareholders of your fund vote FOR the ratification of Arthur Andersen LLP as your fund's independent public accountants for the fiscal year ending December 31, 1999.

                       INFORMATION CONCERNING THE MEETING


Outstanding shares and quorum

         As of the record date, 7,395,024 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of shares of the fund

         To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 5,062,022 shares as nominee.

         Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting and must comply with the requirements of Rule 14a-8 under the Securities and Exchange Act of 1934. The Fund currently expects to hold the next annual shareholders' meeting on or about June 20, 2000, which date is subject to change.


Shares held in retirement plans

         PGI, as trustee or custodian of certain retirement plans, is permitted to vote any shares held in such plans and will do so if necessary to obtain a quorum.

Proxies, quorum and voting at the meeting

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

Other business

         While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached Notice of Annual Meeting of Shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

         The cost of preparing, assembling and mailing this proxy statement and the attached Notice of Annual Meeting of Shareholders and the accompanying proxy card will be borne by the fund. In addition to soliciting proxies by mail, Pioneer may, at the fund's expense, have one or more of the fund's officers, representatives or compensated third-party agents, including Pioneer, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held in record by such persons.

         The fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The fund is unaware of any such challenge at this time. Shareholders would be called at the phone number the transfer agent, Chase Mellon Shareholder Services, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.



May 7, 1999

(Horizontal layout)

PROXY                                                                      PROXY

                             PIONEER INTEREST SHARES

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        To be held Tuesday, June 22, 1999

          I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Shareholders of Pioneer Interest Shares, a Delaware business trust (the "Fund") to be held on Tuesday, June 22, 1999, at 2:00 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof (the "Meeting"), and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I
(we) would possess if personally present.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).

                                   Note: Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your anme or names appear hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.



                                   -----------------------------------------
                                   Signature of Shareholder(s)

                                   -----------------------------------------
                                   Signature of Joint Shareholder(s) (if any)

                                   -----------------------------------, 1999
                                   Date

                                   In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

[REVERSE OF CARD]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED

1. To elect Trustees the (9) trustees to serve on the board of trustess until their successors have been duly elected and qualified. The nominees are:

         Mary K. Bush, John F. Cogan, Jr., Richard H. Egdahl, M.D., Margaret B.W.Graham, John W. Kendrick, Marguerite A. Piret, David D. Tripple, Stephen K. West and John Winthrop.

         FOR all nominees         WITHHOLD           FOR all nominees (except
                                 for all nominees    as marked to the contrary)
             [  ]                   [  ]                  [  ]

         To withhold authority to vote for one or more of the nominees, write nominee(s) name(s) on the line below:

         ---------------------------------------------------------

2. To approve amendments to your fund's fundamental investment objective, as described in the attached proxy statement:

                  0 FOR             0 AGAINST                 0 ABSTAIN

3. To ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending December 31, 1999:

                  0 FOR             0 AGAINST                 0 ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROERLY COME BEFORE THE MEETING.

Pioneer Interest Shares
60 State Street
Boston, MA 02109-1820

May 1999

Dear Shareowner,

I am writing to let you know that the annual meeting for shareowners of Pioneer Interest Shares will be held June 22, 1999. As a shareowner in the Fund, you have the opportunity to voice your opinion on a number of important proposals.

This package contains information about the proposals, along with the proxy card for you to use when voting by mail. Please take a moment to read the enclosed materials and cast your vote on the proxy card.

Your prompt vote will help save the Fund money. If a majority of the Fund's shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. That is a costly process.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals up for approval has been reviewed by Pioneer Interest Shares' Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal.

(callout in margin) THE FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS BEING CONSIDERED.

PROPOSAL 1:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees previously were elected by shareowners. The proxy statement includes detailed information about all nominees.

PROPOSAL 2:
AMEND THE LANGUAGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE. The proposed change will not alter the Fund's range of permissible investments or its investment focus, but merely restate its investment objective to better reflect the existing range. The phrase "which management considers to be of high-quality" will be eliminated to clarify the existing investment objective and avoid potential ambiguity caused by the use of the term "high quality."

PROPOSAL 3:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

Cast your vote by completing and signing the proxy card enclosed in this package. Please mail your completed and signed proxy card as quickly as possible, using the postage-paid envelope provided. Thank you for your prompt response.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Sincerely,

John F. Cogan, Jr.
Chairman and President

0499-6477

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Interest Shares (the Fund) explaining the proposals up for a vote at the June 22, 1999 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Fund's Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.
Chairman and President

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees previously were elected by shareowners. The proxy statement includes detailed information about all nominees.

PROPOSAL 2:
AMEND THE LANGUAGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE. The proposed change will not alter the Fund's range of permissible investments or its investment focus, but merely restate its investment objective to better reflect the existing range. The phrase "which management considers to be of high-quality" will be eliminated to clarify the existing investment objective and avoid potential ambiguity caused by the use of the term "high quality."

PROPOSAL 3:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.











0499-6476